UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2005

Commission File Number 1-15929 1-3382 1-3274	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation

PROGRESS ENERGY, INC.
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

FLORIDA POWER CORPORATION
d/b/a Progress Energy Florida, Inc.
100 Central Avenue
St. Petersburg, Florida 33701-3324
Telephone: (727) 820-5151
State of Incorporation: Florida	IRS Employer Identification Number 56-2155481 56-0165465 59-0247770

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by three registrants: Progress Energy, Inc., Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not, be deemed to be filed or disclosed by any other registrant.

SECTION 8 – Other Events

ITEM 8.01 Other Events

On November 23, 2005, Standard & Poor’s Ratings Services affirmed the ‘BBB’ corporate credit rating on Progress Energy, Inc. (the “Company”) and revised the outlook to stable from negative. Additionally, the short-term rating was revised to ‘A-2’ from ‘A-3'. The Company's press release discussing the ratings action is attached as an exhibit hereto.

Note Concerning Ratings:

Ratings reflect only the view of the issuing rating agency and are not a recommendation to buy, sell or hold the rated company's securities. Any rating can be revised upward or downward or withdrawn at any time by the issuing rating agency if it decides the circumstances warrant such a change.

SECTION 9 – Financial Statements and Exhibits

ITEM 9.01 Financial Statements and Exhibits.

    (c)        EXHIBITS.

                 99.1 Press Release dated November 23, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.,
CAROLINA POWER & LIGHT COMPANY
d/b/a PROGRESS ENERGY CAROLINAS, INC. and
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
Registrants

By:      /s/Jeffrey M. Stone
             Jeffrey M. Stone
             Controller
(Chief Accounting Officer)

Date: November 28, 2005